SureWest®

Steve Oldham

President and Chief Executive Officer

Cowen and Company 20/20 TMT Conference
New York, NY
May 28, 2008

Safe Harbor Statement

Forward Looking Statements

Statements made in this presentation that are not historical facts are forward-looking statements and are made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. In some cases, these forward-looking statements may be identified by the use of words such as may, will, should, expect, plan, anticipate, or project, or the negative of those words, or other comparable words. We undertake no obligation to update, or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Such forward-looking statements are subject to a number of risks, assumptions and uncertainties that could cause the company's actual results to differ from those projected in such forward-looking statements. Important factors that could cause actual results to differ from those set forth in the forward-looking statements include, but are not limited to: advances in telecommunications technology, changes in the telecommunications regulatory environment, changes in the financial stability of other telecommunications providers who are customers of the company, changes in competition in markets in which the company operates, adverse circumstances affecting the economy in California, Kansas and Missouri in general, and in the Sacramento, California Metropolitan and greater Kansas City Metropolitan areas in particular, the availability of future financing, changes in the demand for services and products, new product and service development and introductions, and pending and future litigation.

Non-GAAP Financial Measures

This presentation contains information about earnings before interest, taxes, deprecation and amortization (EBITDA) and EBITDA margin. These are non-GAAP financial measures used by SureWest Communications management when evaluating results of operations. Management believes these measures also provide users of the financial statements with additional and useful comparisons of current results of operations with past periods. Non-GAAP financial measures should not be construed as being more important than comparable GAAP financial measures. Detailed reconciliations of EBITDA are included in the quarterly and annual earnings release information available in the Investor Relations section of www.surewest.com.

SureWest

SureWest

- Triple-play communications provider serving the Greater Sacramento and Kansas City regions

- Focused on long-term growth and providing the most advanced broadband voice / video / data services in the markets we serve

Broadband

- Broadband leader in the markets we serve
- Combined Sacramento & Kansas City:
  - 287,000 homes passed
  - 201,000 Residential RGUs
  - $110 triple-play Residential ARPU
  - 6,000 Business customers with ARPU over $400

Telecom

- Traditional ILEC since 1914
- Roseville, CA:
  - 110,000 total access lines
  - 9,600 Business customers with ARPU over $300
  - Regulatory risk low compared to industry

SureWest

Broadband Segment: Sacramento



California
LINCOLN
ROSEVILLE
CITRUS HEIGHTS
FOLSOM
SACRAMENTO
ELK GROVE
Telecom
Broadband

Competitive Network

- **Over-builder**
  - Existing homes and new construction
  - Marketing advantage – superior network performance / customer service
- **Technology**
  - Fiber-to-the-home ("FTTH") active optical network – 100 mbps symmetrical connection to each home
  - IP architecture
- **Triple-play**
  - Data – up to 50 mbps
  - Digital voice
  - IPTV
    - 337 channels (video & audio)
    - 50 HD video channels
    - VOD, SVOD, PPV,
    - HDIPTV-DVR (2 record, 1 playback)
- **120,000 fiber marketable homes**
  - 30% Residential penetration
  - 4,300 Business customers

SureWest

Broadband Segment: Kansas City



Shawnee
Merriam
Prairie Village
Lenexa
Overland Park
Leawood
Olathe
Kansas
Everest Service Available
Everest Designed/Walked-Out/Not Built
City Limit Lines—Everest Franchise

Kansas City Broadband

- **Technology**
  - 870 MHz Fiber-to-the-node ("FTTN") hybrid fiber / coaxial network ("HFC")
  - 165 homes / node, potential for 80 h / n
- **2008 fiber build plan**
  - 10,000 additional homes: 2,000 HFC & 8,000 FTTH
  - Expansion of fiber ring in metro KC to reach more Business customers
- **Triple-play**
  - Data - up to 10mbps
  - Digital voice
  - HDTV
    - 329 total channels (video & audio)
    - 23 HD video channels
    - VOD, PPV
    - HD-DVR
- **91,000 marketable homes passed**
  - 41% Residential penetration
  - 1,700 Business customers

SureWest

Telecom Segment


LINCOLN
California
ROSEVILLE
CITRUS HEIGHTS
FOLSOM
SACRAMENTO
ELK GROVE
Telecom
Broadband

Incumbent Network

- **Fiber upgrade**
  - Second year of fiber upgrade:
    - 15,000 homes upgraded to date
    - Potential increase from double-play ARPU of $53 to triple-play ARPU of $110
    - Future upgrades focused on targeted customer demographic and demand
    - Data up to 50 mbps
    - Digital video
- **Technology**
  - Fiber deep into the network
  - 100% DSL & digital VoIP serviceable
- **90,000 homes passed**
  - 15,000 fiber marketable homes
  - 110,000 total access lines
  - 9,600 Business customers

SureWest

Telecom: Access Line Declines

Recent Challenges

- **Traditional Wireline substitution**
  - Wireless: Replacing both primary and secondary lines
    - 2.9% of adults lived in a wireless only household[1]
    - In last 6 months of 2007, 15.8% of US households did not have a landline[1]
  - High Speed Internet: Replacing secondary lines
- **Increased cable competition**
- **VoIP offerings**

Outlook

- **Current trends likely to continue**
  - Average industry 1Q08 ILEC line loss of ~6.0%
  - Research analysts project line losses of 3%-8% annually for the next 5 years
- **Copper Network still has tremendous value**
  - Competitive VoIP offerings
  - Bonded pair technology
- **Management has implemented strategic initiatives to address these challenges as we move forward**

Source: Wall Street research
Note:
1 CDC "Wireless Substitution" Released 05/13/08

SureWest

Telecom: Federal USF Subsidy


USF Revenue as % of Total
(%)
20
18
16
14
12
10
8
6
4
2
0
1.6
1.9
2.1
2.8
2.9
3.8
4.9
5.2
5.3
5.6
6.6
12.5
13.1
13.4
14.2
14.5
18.2
SURW IWA NPSI DECC WIN CZN CTCO CTCI NULM HTCO SHEN HCT WWVY CTL ALSK TDS FRP

Source: Stifel Nicolaus: Telecom Services 2008 Outlook

SureWest

SureWest's Strategy

Focus

- Initiate cost control and realign compensation plans
- Divest non-core assets
- Reallocate resources to the growing broadband segment

Differentiation

- Superior network provides:
  - Ability to sell more services
  - Premium pricing
- Customer loyalty from superior performance and customer service

Growth

- Increase penetration
- Selectively expand into additional markets with attractive demographics
- Increase Business products and services



Focus
Differentiation
Growth

SureWest

SureWest's Strategy


Focus
Differentiation
Growth

Focus: Cost Controls

- **SureWest has already recognized ~$16mm in annual cost efficiencies**

Cost Cutting Initiatives

- **Employee Savings:**
  - SureWest has reduced its employee base from a high of over 1,000 employees in 2004 to currently less than 800 employees in Northern California
- **Outsource non-core functions:**
  - Fleet Maintenance
  - Payroll
  - Accounts Payable
  - Remittance Processing
  - Wireless call center

Realigned Compensation

- **SureWest has completely revised its compensation plan**
  - Historically the Company had used automatic base pay increases
  - Implemented a "pay for performance" merit payment system
- **Froze defined benefit pension plan (04/01/07)**
  - Hard freeze of defined benefit plan for all current employees; eliminated defined benefit plan to all new entrants

- **Ongoing efficiencies including eliminating the absorbed Wireless overhead costs could generate an additional $5mm of annual cost efficiencies**

SureWest

Focus: Divest Non-Core Assets

Directories Sale

- SureWest completes the sale of its directories business (02/28/07)
- Sale resulted in $110mm in cash
  - After tax proceeds of $60.2mm

Other Non-Core Assets

- Evaluating monetization of Towers and excess real estate

Wireless Sale

- SureWest completes the sale of its wireless assets to Verizon Wireless (05/09/08)
- Sale resulted in $69mm in cash

SureWest

Focus: Reallocate Resources

- **Through the acquisition of Everest Broadband, SureWest has successfully reallocated resources from its non-core assets to assets with growing broadband profits**

Divested Non-Core Assets | **Acquired Core Assets**

Gross Proceeds: $179mm | Purchase Price: $173mm



60
50
40
30
20
10
0
($mm)
$49
$32
$17
$14
$5
$9
Revenue
EBITDA
Directories
Wireless
Target Growth Business
70
60
50
40
30
20
10
0
($mm)
$59
$20
Revenue
EBITDA
Everest (Kansas City)

Note: Numbers based on full year 2006 for Directories and full year 2007 for Wireless and Everest

SureWest

Focus: Reallocate Resources

- ~45,000 ILEC homes, or 14.5% of total homes passed, left to upgrade with only ~25,000, or 8.1% of total homes passed, remaining as traditional copper lines

Advanced Network Expansion



Homes (000s)
250
200
150
100
50
0
130%
110%
90%
70%
50%
30%
% of Total Homes Passed
88.8
88.8
49.8%
98.9
1.3
97.6
51.9%
114.2
10.8
103.3
59.2%
239.4
19.6
219.8
77.4%
2005
2006
2007
2008E
Broadband Homes
Telecom Homes
% of Total Homes Passed

SureWest

Focus: Capital Spend

- **Aggressively managing spend while continuing market expansion and ILEC Upgrade**
- **Upgrade of the Copper network also lowers maintenance cost as well as generates additional revenues**

Capital Expenditures



$78
$76
$65
$78
100%
80%
60%
40%
20%
0%
(% of Total Capex)
21%
54%
25%
26%
45%
29%
37%
28%
35%
34%
43%
23%
2005
2006
2007
2008E
Maintenance
Network Expansion
Success Based

SureWest

SureWest's Strategy


Focus
Differentiation
Growth

SureWest

Differentiation: Superior Network

- **The US lags behind much of the modern world in terms of broadband download speed**



(Average Mbps)
70
60
50
40
30
20
10
0
63.6
49.5
21.7
17.6
16.8
8.8
8.1
7.9
7.7
7.6
7.2
6.3
6.1
6.0
4.9
4.6
4.2
3.5
3.3
3.1
2.6
9.2
Japan
South Korea
Finland
France
Sweden
Netherlands
Portugal
Poland
Norway
Canada
Austria
Belgium
Iceland
Germany
US
Denmark
Italy
Slovak Republic
Hungary
Luxemburg
UK
Average

Source: Wall Street Journal, "Net Gain: Cities Start Own Efforts To Speed Up Broadband", May 19, 2008

SureWest

Differentiation: Superior Network

- **With its FTTH network offering 50mbps connections in the Sacramento region and its 870 MHz FTTN network offering 10mbps connections in the Kansas City region, SureWest's network is far superior to the other competitors in our footprint**

SPEED	56 kbps	1.5 Mbps	3 Mbps	7 Mbps	10 Mbps	20 Mbps	50 Mbps
DOWNLOADS							
5MB Music Track	1.6 min	3.5 sec	1.7 sec	0.7 sec	0.5 sec	0.3 sec	0.1 sec
25MB Video Clip	7.8 min	17.5 sec	8.7 sec	3.7 sec	2.6 sec	1.3 sec	0.5 sec
Standard Movie	85.2 hrs	190.9 min	95.4 min	40.9 min	28.6 min	14.3 min	5.7 min
HD Movie	17.8 days	15.9 hrs	8.0 hrs	3.4 hrs	2.4 hrs	1.2 hrs	0.5 hrs



AT&T
Comcast
TimeWarner
SUREWEST
copper
fiber

Data Sources: SureWest Engineering Estimates, 2007
Company Public Information, 2007

Differentiation: Increasing Services

Broadband RGU Mix



(RGUs)
200
160
120
80
40
0
201
54
55
92
103
20
21
62
93
19
19
55
79
16
16
47
64
11
13
39
2004
2005
2006
2007
Q1 2008
Data
Video
Voice

RGUs Per Subscriber[1]



2.70
2.60
2.50
2.40
2.30
2.20
2.36
2.41
2.40
2.59
2005
2006
2007
Q108

Note:
1 Only includes markets where triple-play services are available

- **SureWest's advanced network allows the Company to offer superior products and services:**
  - Highest Internet speed available
  - HD / Digital / Audio programming
    - Sacramento region:
      337 total channels; 50 HD channels
    - Kansas City region:
      329 total channels; 23 HD channels
  - Video on Demand; Pay-per-view; Digital Video Recorder
  - Network capable of new services
- **Superior products and services creates customer loyalty, which leads to additional service penetration through bundling**

SureWest

Differentiation: Premium Pricing

- Our superior network and ability to bundle allow us to maximize the return from our customers
- The objective is to defend our regulated telecom customers from competition while actively growing the profitable non-regulated segments where we have a competitive advantage

Average Revenue Comparison



$120.00
$100.00
$80.00
$60.00
$40.00
$20.00
$0.00
$110
Premium = $57
$53
Broadband Triple Play[1]
Telecom Double Play[1]
Premium

Note:
1 Broadband as of 03/31/08 and Telecom as of 06/30/06

Differentiation: Double Benefit

- **SureWest's ability to drive both penetration and ARPU expansion in its broadband segment has generated double-digit growth in broadband revenue**

Residential Penetration and ARPU



90
85
80
75
70
65
60
($)
42%
38%
34%
30%
26%
22%
67
73
77
85
2005
2006
2007
Q108[1]
ARPU
Penetration

Broadband Revenue Growth[1]



CAGR = 18%
140
120
100
80
60
40
20
0
($mm)
78
96
111
128
2004
2005
2006
2007

Note:
1 Pro forma for Everest

SureWest

SureWest's Strategy


Focus
Differentiation
Growth

SureWest

Growth: Increased Penetration

- **Demographics of SureWest's footprint support increased penetration**

Kansas City Region

- **Ranks among the fastest growing major Midwest labor markets**
- **High Acceptance of superior products and services**
  - Tech-savvy markets
  - High average household income:
    - Johnson county: ~$90,000
    - Kansas City: ~$67,000
- **Business Service Opportunities**
  - Kansas City named #1 place to start and grow a business in Midwest (#11 nationally)
- **Major corporate headquarters:**
  - AMC Theatres
  - Applebees International
  - H&R Block
  - Hallmark Cards
  - Sprint
  - Embarq

Source: thinkkc.com; Inc. Magazine "Business Boomtowns" survey (May 2007)

Data Source: California Employment Development Dept and US Bureau of Labor statistic, Muninet / US Census Bureau

Sacramento Region

- **Expand our broadband footprint:**
  - 5,750 new marketable homes added in 2007
  - 9,750 ILEC homes upgraded to fiber in 2007
- **High Acceptance of superior products and services**
  - Tech-savvy markets
  - High average household income:
    - Placer county: ~$70,000
    - Sacramento county: ~$55,000
- **Telecom overbuild: most capable network available**
  - ~15,000 homes upgraded to fiber to date
  - ~45,000 homes left to upgrade
- **Business Service Opportunities**
  - The Sacramento area is the 15th-hottest large city to do business in

SureWest

Growth: Increased Penetration

- **Current broadband penetration in CA of 30.3% and KC of 41.4%**
- **For new builds, SureWest experiences higher penetration rates with the preferred RTs**
  - Preferred RTs ranked on superior demographics, making them more likely to take the triple play services

Penetration Cycle of SureWest's New Build-Outs for First 18 Months



40%
35%
30%
25%
20%
15%
10%
5%
0%
Penetration Rates
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18
Months
Kansas City
Average of all RTs¹
Average of Preferred RTs¹

Note:
1 RT = Remote Terminals for the California area only

SureWest

Growth: Market Expansion

- SureWest completed the previously announced acquisition of Everest Broadband, Inc., a cable overbuilder in the Kansas City metropolitan area (02/13/08)

Impact of Acquisition[1]

- Provided geographic, market and regulatory diversity
- Immediately doubled SureWest's triple-play customer base
- Synergies of over $1mm already recognized
- Pro forma leverage at 03/31/08 of 3.6x LTM EBITDA
- Pro forma leverage at 05/27/08 of 3.0x LTM EBITDA, adjusted for $46mm of wireless proceeds used for debt paydown



($mm)
250
200
150
100
50
0
235
168
171
175
78
50
59
57
2005
2006
2007
2005
2006
2007
Revenue
EBITDA
SureWest
Everest

Note:
1 Revenue and EBITDA pro forma for wireless

SureWest

Growth: Offsetting ILEC

- **Broadband Revenue growth has replaced Telecom Revenue loss**

Broadband Revenue vs. Telecom Revenue



160
140
120
100
80
60
40
20
0
($mm)
2004
2005
2006
2007[1]
Total Broadband
Telecom

Note:
1 Telecom pro forma for ~$14.5mm in future subsidy losses and Broadband pro forma for Everest

SureWest

Growth: Business Segment

- **Acquisition of Everest was a natural extension of our network and business services segment**
  - Telecom expertise, robust network and proven business model with strong returns
  - Provider of high capacity business services to small, medium and large customers
  - Customized Service

- **Leveraging best practices from both SureWest and Everest generates significant opportunity in Kansas City and Sacramento markets**

Pro Forma Business Service Revenue Growth



35
30
25
20
15
10
5
0
($mm)
CAGR = 23%
16
20
25
29
2004
2005
2006
2007

SureWest

Summary

Focus

- Initiate cost control and realign compensation plans
- Divest non-core assets
- Reallocate resources to the growing broadband segment

Differentiation

- Superior network provides:
  - Ability to sell more services
  - Premium pricing
- Customer loyalty from superior performance and customer service

Growth

- Increase penetration
- Selectively expand into additional markets with attractive demographics
- Increase Business products and services

SureWest

Q&A

GAAP Reconciliation

OPERATING EBITDA RECONCILIATION TO NET INCOME
(unaudited)
(amounts in thousands)

	Year Ended December 31, 2005		
	Consolidated as Reported	Less: Discontinued Operations of SureWest Wireless	Results from Continuing Operations
Income/(loss) from continuing operations	$ 894	$ (308)	$ 1,202
Add back : Income Taxes/(Benefit)	158	(256)	414
Less : Other Income/(Expense)	(5,648)	(74)	(5,574)
Add back : Depreciation & Amortization	53,719	10,554	43,165
Operating EBITDA (1)	$ 60,419	$ 10,064	$ 50,355

(1) Operating EBITDA represents net income (loss) excluding amounts for income taxes, depreciation and amortization and all other non-operating income/expenses, and is a common measure of operating performance in the telecommunications industry. Operating EBITDA is not a measure of financial performance under generally accepted accounting principles and should not be construed as a substitute for consolidated net income as a measure of performance.

SureWest

GAAP Reconciliation

OPERATING EBITDA RECONCILIATION TO NET INCOME
(unaudited)
(amounts in thousands)

	Year Ended December 31, 2006		
	Consolidated as Reported	Less: Discontinued Operations of SureWest Wireless	Results from Continuing Operations
Income/(loss) from continuing operations	$ 342	$ (1,223)	$ 1,565
Add back : Income Taxes/(Benefit)	241	(852)	1,093
Less : Other Income/(Expense)	(6,994)	36	(7,030)
Add back : Depreciation & Amortization	59,736	10,675	49,061
Operating EBITDA (1)	$ 67,313	$ 8,564	$ 58,749

(1) Operating EBITDA represents net income (loss) excluding amounts for income taxes, depreciation and amortization and all other non-operating income/expenses, and is a common measure of operating performance in the telecommunications industry. Operating EBITDA is not a measure of financial performance under generally accepted accounting principles and should not be construed as a substitute for consolidated net income as a measure of performance.

SureWest

GAAP Reconciliation

OPERATING EBITDA RECONCILIATION TO NET INCOME
(unaudited)
(amounts in thousands)

	Year Ended December 31, 2007			
	Consolidated as Reported	Less: Discontinued Operations of SureWest Wireless	Pro Forma Results of Everest Broadband, Inc.	Pro Forma Combined SureWest Communications and Everest Broadband, Inc. from Continuing Operations
Income/(loss) from continuing operations	$ 1,785	$ (3,093)	$ (1,891)	$ 2,987
Add back : Income Taxes/(Benefit)	(2,864)	(2,260)	130	(474)
Less : Other Income/(Expense)	(3,422)	109	(9,770)	(13,301)
Add back : Depreciation & Amortization	55,011	10,846	12,559	56,724
Add back: One-time non-cash LMDS impairment	5,454	-	-	5,454
Operating EBITDA (1)	$ 62,808	$ 5,384	$ 20,568	$ 77,992

(1) Operating EBITDA represents net income (loss) excluding amounts for income taxes, depreciation and amortization and all other non-operating income/expenses, and is a common measure of operating performance in the telecommunications industry. In addition, for the year-end December 31, 2007, we have excluded the one-time non-cash impairment charge. Operating EBITDA is not a measure of financial performance under generally accepted accounting principles and should not be construed as a substitute for consolidated net income as a measure of performance.

SureWest